LEGG MASON GROWTH TRUST, INC.
                          LEGG MASON GLOBAL TRUST, INC.
                        Legg Mason Emerging Markets Trust
                      Legg Mason International Equity Trust
                        LEGG MASON INVESTMENT TRUST, INC.
                          Legg Mason Opportunity Trust
                        LEGG MASON INVESTORS TRUST, INC.
                   Legg Mason American Leading Companies Trust
                Legg Mason U.S. Small-Capitalization Value Trust
                       LEGG MASON LIGHT STREET TRUST, INC.
                        Legg Mason Classic Valuation Fund
                    LEGG MASON SPECIAL INVESTMENT TRUST, INC.
                          LEGG MASON VALUE TRUST, INC.

                    SUPPLEMENT DATED DECEMBER 8, 2008 TO THE
                      PROSPECTUS OF EACH FUND LISTED ABOVE


Primary Class Shares to be Renamed Class C Shares

Effective on or about February 2, 2009 the Primary Class shares of the Funds will be renamed Class C shares. The share class features of the Class C shares will be substantially similar to the Primary Class shares with the following exception:

   o New Class C shares purchased on or after February 2, 2009 will be subject to a 1% Contingent Deferred Sales Charge ("CDSC") if the shares are redeemed within 12 months of purchase. Exchanges of such shares to other Legg Mason Funds will not be subject to the CDSC. Existing Primary Class shares (which will become Class C shares) will not be subject to the CDSC.

New Class A Shares

New Class A shares of the Funds will be launched on or about February 2, 2009. The Class A shares will generally be subject to a 5.75% front-end sales load, which is reduced for purchases of $25,000 or more in net asset value and eliminated for purchases of $1 million or more in net asset value, and a lower 12b-1 fee than the Class C shares. If you are interested in making additional purchases of the Funds after February 2, 2009, we recommend that you consult with your financial advisor to determine the most appropriate share class for you.

   o After the launch of the new Class A shares, shareholders who purchase Class A shares of the Funds in amounts greater than $1 million will not pay a front-end sales load on such shares. (Investors who qualify for this exemption and redeem their shares within one year of purchase would be subject to a 1% CDSC.) In addition, certain shareholders owning at least $1

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     million of Primary Class shares as of February 2, 2009 will be automatically converted to Class A shares with no front-end sales load. Such Class A shares will not be subject to a CDSC. If you believe that you and/or your family's accounts may be eligible to convert to Class A shares, we recommend that you contact your financial intermediary or Funds Investor Services at 1-800-822-5544. (In determining your eligibility for this feature, you can aggregate accounts in which you hold Legg Mason Funds, including those of your spouse and children under age 21, to meet the $1 million threshold.)


Please look for more complete details of these changes in the Funds' prospectuses, including differences between Class A and Class C shares, fee schedules and front-end sales load discount options. This supplement provides only a brief summary of the new share classes; the prospectuses will contain many important details and conditions. You should receive a prospectus on or about February 2, 2009. You will also be able to view a prospectus online at www.LeggMason.com/IndividualInvestors.




 This supplement should be retained with your Prospectus for future reference.



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